UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 18, 2009 (September 14, 2009)
Date of Report (Date of earliest event reported)

STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13962 Park Center Road
Herndon, Virginia 20171

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits filed herewith) that are not purely historical facts, including statements regarding SteelCloud's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, SteelCloud, Inc.’s (“SteelCloud”) ability to obtain financing in the short term, general business conditions and the amount of growth in the computer industry and the general economy; competitive factors; ability to attract and retain key sales and management personnel; the price of SteelCloud’s stock; and the risk factors set forth from time to time in the reports SteelCloud files with the Securities and Exchange Commission, including SteelCloud’s Quarterly Report on Form 10-Q for the period ended July 31, 2009.  SteelCloud undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 2.02.  Results of Operations and Financial Condition.

On September 14, 2009, SteelCloud issued a press release relating to its financial results for its third quarter of fiscal 2009, which ended July 31, 2009, and announcing a conference call relating to these financial results which was held on September 15, 2009.  A copy of the press release is attached as Exhibit 99.1 and a copy of the transcript of the conference call is attached as Exhibit 99.2.

The information in this Current Report on Form 8-K (including exhibits 99.1 and 99.2 filed herewith) is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by SteelCloud under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 18, 2009, SteelCloud announced that it has received notice from NASDAQ, under Marketplace Rule 5450(a)(1), that its common stock is subject to potential delisting from the NASDAQ Capital Market because the bid price of its common stock closed below the minimum $1.00 per share requirement for 30 consecutive business days prior to September 15, 2009. SteelCloud has been granted an initial 180 calendar days, or until March 15, 2010, to regain compliance.

A copy of the press release is attached hereto as Exhibit 99.3.

Item 8.01 Other Events.

On September 14, 2009, SteelCloud issued a press release relating to its financial results for its third quarter of fiscal 2009, and announcing a conference call relating to these financial results which was held on September 15, 2009.  Please see Item 2.02.  A copy of the press release is attached as Exhibit 99.1 and a copy of the transcript of the conference call is attached as Exhibit 99.2.

On September 18, 2009, SteelCloud issued a press release announcing the receipt of a notice from NASDAQ relating to the delisting of its common stock. Please see Item 3.01.  A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated September 14, 2009, entitled "SteelCloud Announces Third Quarter 2009 Results".

99.2	Transcript of SteelCloud Earnings Conference Call for Third Quarter 2009, held on September 15, 2009.

99.3	Press Release dated September 18, 2009, entitled “SteelCloud Receives NASDAQ Notification Regarding Bid Price; Grace Period Granted Through March 15, 2010”.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

STEELCLOUD, INC.

By:	/s/ Brian H. Hajost

Brian H. Hajost, Chief Executive Officer

September 18, 2009

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release dated September 14, 2009, entitled "SteelCloud Announces Third Quarter 2009 Results".

99.2	Transcript of SteelCloud Earnings Conference Call for Third Quarter 2009, held on September 15, 2009.

99.3	Press Release dated September 18, 2009, entitled “SteelCloud Receives NASDAQ Notification Regarding Bid Price; Grace Period Granted Through March 15, 2010”.